                                                                    EXHIBIT 3.30

                                                                        Form 204

ALLEN ALLEN & HEMSLEY
ATTN: RUTH MCCOLL
LVL 17 THE CHIFLEY TOWER
2 CHIFLEY SQ
SYDNEY NSW 2000

                              remove this top section if declined before framing
--------------------------------------------------------------------------------

CERTIFICATE OF REGISTRATION
OF A COMPANY

Corporations Law Sub-section 121(1)

This is to certify that

WEIGHT WATCHERS INTERNATIONAL PTY LIMITED

Australian Company Number 070 836 449

is a registered company under Division 1 of Part 2.2 of the Corporations Law of New South Wales and because of its registration it is an incorporated company.

The company is limited by shares.

The company is a proprietary company.

The day of commencement of registration is the nineteenth day of September 1995.

                                      Given under the seal of the
                                      Australian Securities Commission
                                      on this nineteenth day of September, 1995.

                                      /s/ Alan Cameron
                                      ----------------
                                      Alan Cameron
                                      Chairman

-----------------------

Date: 28 September 1999               The Corporations Law
      /s/ D.J. Mustow
      ---------------
      DAVID JOHN MUSTOW
      Blake Dawson Waldron
      101 Collins Street Melbourne
      A natural person who is a current
      practitioner within the meaning of
      the Legal Practice Act of 1996        A company limited by shares
                                               incorporated in New South Wales

--------------------------------------------------------------------------------

                                   MEMORANDUM

                                       and

                             ARTICLES OF ASSOCIATION

                                       of

                    WEIGHT WATCHERS INTERNATIONAL PTY LIMITED
                                (ACN 070 836 449)

--------------------------------------------------------------------------------

                            (C)Allen Allen & Hemsley
                                     Sydney
                                Ref: ZAHS 703308
                                Doc no: ixh9bfgqh

                                                                        Page (i)

================================================================================

                                TABLE OF CONTENTS

================================================================================

                            MEMORANDUM OF ASSOCIATION .........................1

1.    Name of the Company .....................................................1
2.    Share Capital ...........................................................1
3.    Limited Liability .......................................................1
4.    Subscribers .............................................................1

                             ARTICLES OF ASSOCIATION

      General .................................................................1

1.    Interpretation ..........................................................1
2.    Exclusion of Table a ....................................................1
3.    Proprietary Company Provisions ..........................................2

      SHARE CAPITAL ...........................................................2

4.    Power of Directors to Issue Shares And Options ..........................2
5.    Preference Shares .......................................................2

      Conversion of Shares Into Stock .........................................2

6.    Power to Convert Shares Into Stock ......................................2
7.    General Application of These Articles ...................................3
8.    Rights And Privileges of Stockholders ...................................3
9.    Interpretation ..........................................................3

      Alteration and Reduction of Capital .....................................3

10.   Power to Alter Capital ..................................................3
11.   Power to Reduce Capital .................................................4

      Capital - General .......................................................4

12.   Brokerage And Commission ................................................4
13.   Recognition of Third Party Interests ....................................4
14.   Share Certificates ......................................................4

      Lien On Shares ..........................................................4

                                                                       Page (ii)

15.   Lien on Shares ..........................................................5
16.   Exercise of Lien ........................................................5
17.   Completion of Sale ......................................................5
18.   Application of Proceeds of Sale .........................................6

      Calls On Shares .........................................................6

19.   Directors' Power to Make Calls ..........................................6
20.   When Made And Instalments ...............................................6
21.   Liability of Joint Holders For Calls ....................................6
22.   Interest on Unpaid Amounts ..............................................6
23.   Fixed Sums Deemed to Be Called ..........................................7
24.   Differentiation Between Holders .........................................7
25.   Prepayments of Calls ....................................................7

      Transfer of Shares ......................................................7

26.   Transferability of Shares ...............................................7
27.   Registration of Transfers ...............................................8
28.   Restriction on Transferability ..........................................8
29.   Suspension of Registration ..............................................8

      Transmission of Shares ..................................................8

30.   Entitlement to Shares on Death ..........................................8
31.   Registration of Persons Entitled ........................................8
32.   Dividends And Other Rights ..............................................9

      Forfeiture of Shares ....................................................9

33.   Liability to Forfeiture .................................................9
34.   Power to Forfeit ........................................................9
35.   Powers of Directors ....................................................10
36.   Consequences of Forfeiture .............................................10
37.   Prima Facie Evidence of Forfeiture .....................................10
38.   Transfers After Forfeiture And Sale ....................................10
39.   Fixed Amounts Taken to Be Calls ........................................10

      General Meetings .......................................................11

40.   Power of Directors to Convene ..........................................11
41.   Notices of Meeting .....................................................11
42.   Quorum .................................................................11

                                                                      Page (iii)

43.   If Quorum Not Present...................................................11
44.   Chairman of Meetings....................................................11
45.   Adjournments............................................................12
46.   Voting at General Meetings..............................................12
47.   Procedure For Polls.....................................................13
48.   Chairman's Casting Vote ................................................13
49.   Representation of Members ..............................................13
50.   Joint Holders...........................................................13
51.   Members of Unsound Mind ................................................13
52.   Restriction on Voting Rights - Unpaid Shares............................14
53.   Objections to Qualification to Vote.....................................14
54.   Proxies ................................................................14
55.   Lodgement of Proxies....................................................16
56.   Validity of Proxies ....................................................16

      Directors ..............................................................16

57.   Number of Directors ....................................................16
58.   Appointment of Directors................................................17
59.   Remuneration of Directors...............................................17
60.   Vacation of Office......................................................17

      Powers and Duties of Directors..........................................17

61.   Powers of Directors.....................................................17
62.   Power to Use Seals......................................................18
63.   Appointment of Attorneys................................................18
64.   Negotiable Instruments..................................................18

      Proceedings of Directors................................................18

65.   Convening Meetings......................................................18
66.   Meetings of Directors...................................................18
67.   Quorum at Meetings......................................................19
68.   Chairman of Meetings....................................................19
69.   Proceedings at Meetings ................................................19
70.   Chairman's Casting Vote ................................................19
71.   Disclosure of Interests ................................................19
72.   Alternate Directors.....................................................20
73.   Vacancies...............................................................20
74.   Delegations to Committees ..............................................21
75.   Circular Resolutions....................................................21
76.   Defects in Appointments ................................................22

                                                                       Page (iv)

      Managing Director.......................................................22

77.   Power to Appoint Managing Director......................................22
78.   Remuneration............................................................22
79.   Delegation of Powers to Managing Director ..............................22

      Secretary and Other Officers............................................23

80.   Secretary...............................................................23
81.   Other Officers..........................................................23

      Seals...................................................................23

82.   Safe Custody............................................................23
83.   Other Seals ............................................................23
84.   Use of Seals............................................................23

      Inspection of Records ..................................................24

85.   Inspection of Records ..................................................24
86.   Rights of Members.......................................................24

      Dividends and Reserves..................................................24

87.   Power to Declare Dividends..............................................24
88.   Differential Dividends..................................................25
89.   Reserves................................................................25
90.   Deduction of Unpaid Amounts ............................................25
91.   Distributions in Specie.................................................26
92.   Payment of Distributions................................................26

      Capitalisation of Profits...............................................26

93.   Capitalisation of Profits ..............................................26
94.   Powers of Directors.....................................................27

      Notices.................................................................27

95.   Notices Generally ......................................................27
96.   Notices of General Meeting..............................................28

      Winding Up..............................................................28

97.   Winding up..............................................................28

                                                                        Page (v)

      Indemnity ..............................................................28

98.   Indemnity ..............................................................28

                              The Corporations Law

                           A company limited by shares
                        incorporated in New South Wales

           ---------------------------------------------------------

                            MEMORANDUM OF ASSOCIATION

                                       OF

                    WEIGHT WATCHERS INTERNATIONAL PTY LIMITED
                                (ACN 070 836 449)

           ---------------------------------------------------------

1.    NAME OF THE COMPANY

      The name of the company is WEIGHT WATCHERS INTERNATIONAL PTY LIMITED.

2.    SHARE CAPITAL

      The share capital of the company is $1000,000,000 divided into 100,000,000 shares of $1.00 each:

3.    LIMITED LIABILITY

      The liability of the members is limited.

4.    SUBSCRIBERS

      We, the persons whose full names, addresses and occupations are set out below, wish to form a company pursuant to this Memorandum of Association and we respectively agree to take the number of shares in the capital of the company set out opposite our respective names.

--------------------------------------------------------------------------------
Full names, addresses and                                 Number of shares taken
occupations of subscribers   Signatures of subscribers    by each subscriber
--------------------------------------------------------------------------------

Ruth McCOLL                                               1
Unit 1
15 Anderson Street
Neutral Bay NSW 2989            /s/ Ruth McColl
Accountant                      ---------------
                                Ruth McCOLL



Ian Brian HOPKINS                                         1
29 Stonecrop Road
North Turramurra NSW 2074       /s/ Ian Brian Hopkins
Accountant                      ---------------------
                                Ian Brian HOPKINS
--------------------------------------------------------------------------------

Dated this 19th day of September, 1995.

                                    Witness to each of the above signatures:


                                    /s/ K.A. Morrissey
                                    ------------------
                                    Kylie-Anne MORRISSEY
                                    Level 17, The Chifley Tower
                                    2 Chifley Square, SYDNEY NSW 2000

                              The Corporations Law

                           A company limited by shares
                        incorporated in New South Wales

          ------------------------------------------------------------

                             ARTICLES OF ASSOCIATION

                                       of

                    WEIGHT WATCHERS INTERNATIONAL PTY LIMITED
                                (ACN 070 836 449)

          ------------------------------------------------------------

                                     GENERAL

1.    INTERPRETATION

1.1   In these Articles:

      (a)   Law means the Corporations Law;

      (b) Seal means the common seal of the company and includes any duplicate common seal and any official seal of the company;

      (c)   words denoting any gender include all genders;

      (d) headings are for convenience only and shall not affect interpretation.

1.2 Division 10 of Part 1.2 of the Law applies in relation to these Articles as if they were an instrument made under the Law as in force on the day when these Articles become binding on the company.

1.3 Except so far as a contrary intention appears in these Articles, an expression has, in a provision of these Articles that deals with a particular provision of the Law, the same meaning as in that provision of the Law.

1.4 A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

2.    EXCLUSION OF TABLE A

      The regulations contained in Table A of Schedule 1 to the Law shall not apply to the company.

3.    PROPRIETARY COMPANY PROVISIONS

3.1   The company is a proprietary company.

3.2 The number of members of the company is limited to 50 (counting joint holders of shares as one person and not counting a person who is employed by the company or any of its subsidiaries of a person who was, while so employed, and afterwards has continued to be, a member of the company).

3.3 Any invitation to the public to subscribe for, and any offer to the public to accept subscriptions for, any shares in, or debentures of, the company is prohibited.

3.4 Any invitation to the public to deposit money with, and any offer to the public to accept deposits of money with, the company for fixed periods or payable at call, whether bearing or not bearing interest is prohibited.

3.5   The right to transfer shares is restricted as provided by these Articles.

                                  SHARE CAPITAL

4.    POWER OF DIRECTORS TO ISSUE SHARES AND OPTIONS

      Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, but subject to the Law, shares or options over shares in the company may be issued by the directors and any such share may be issued with such preferred, deferred, or other special rights or such restrictions, whether with regard to dividend, voting, return of capital, or otherwise, as the directors, subject to any resolution of the company, may decide.

5.    PREFERENCE SHARES

      Subject to sections 192 and 200 of the Law, the company may issue preference shares that are, or at the option of the company are to be, liable to be redeemed.

                         CONVERSION OF SHARES INTO STOCK

6.    POWER TO CONVERT SHARES INTO STOCK

      The company may by resolution passed in general meeting alter the provisions of its memorandum:

      (a) by converting, or providing for the conversion of, all or any of its paid up shares into stock; or

      (b) by reconverting, or providing for the reconversion of, any stock into paid up shares of any denomination.

7.    GENERAL APPLICATION OF THESE ARTICLES

7.1 Subject to sub-article (2), where shares have been converted into stock, the provisions of these Articles relating to the transfer of shares apply, so far as they are capable of applications to the transfer of the stock or of any part of the stock.

7.2 The directors may fix the minimum amount of stock transferable and restrict or forbid the transfer of fractions of that minimum, but the minimum shall not exceed the aggregate of the nominal amount of the shares from which the stock arose.

8.    RIGHTS AND PRIVILEGES OF STOCKHOLDERS

8.1 The holders of stock have, according to the amount of the stock held by them, the same rights, privileges and advantages as regards dividends, voting at meetings of the company and other matters as they would have if they held the shares from which the stock arose.

8.2 No such privilege or advantage (except participation in the dividends and profits of the company and in the property of the company on winding up) shall be conferred by any amount of stock that would not, if existing in shares, have conferred that privilege or advantage.

9.    INTERPRETATION

9.1 The provisions of these Articles that are applicable to paid up shares apply to stock, and references in those provisions to share and shareholder shall be read as including references to stock and stockholder, respectively.

                       ALTERATION AND REDUCTION OF CAPITAL

10.   POWER TO ALTER CAPITAL

10.1 The company may by resolution passed in general meeting alter the provisions of its memorandum:

      (a) by increasing its share capital by the creation of new shares of such amount as it thinks expedient;

      (b) by consolidating and dividing all or any of its share capital into shares of larger amount than its existing shares;

      (c) by subdividing all or any of its shares into shares of smaller amount than is fixed by the memorandum but so that in the subdivision the proportion between the amount paid and the amount (if any) unpaid on each share of a smaller amount is the same as it was in the case of the share from which the share of a smaller amount is derived; or

      (d) by cancelling shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person or that have been forfeited and reducing its share capital by the amount of the shares so cancelled.

11.   POWER TO REDUCE CAPITAL

11.1 Subject to the Law, the company may, by special resolution, reduce its share capital, any capital redemption reserve and any share premium account.

                                CAPITAL - GENERAL

12.   BROKERAGE AND COMMISSION

12.1 The company may exercise the powers to pay brokerage or commission conferred by the Law in the manner provided by the Law.

12.2 The brokerage or commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly by the payment of cash and partly by the allotment of fully or partly paid shares.

13.   RECOGNITION OF THIRD PARTY INTERESTS

13.1 Except as required by law, the company shall not recognise a person as holding a share upon any trust.

13.2 The company is not bound by or compelled in any way to recognise (whether or not it has notice of the interest or rights concerned) any equitable, contingent, future or partial interest in any share or unit of a share or (except as otherwise provided by these Articles or by law) any other right in respect of a share except an absolute right of ownership in the registered holder.

14.   SHARE CERTIFICATES

14.1 A person whose name is entered as a member in the register of members is entitled without payment to receive a certificate in respect of the share under the seal of the company in accordance with the Law but, in respect of a share or shares held jointly by several persons, the company is not bound to issue more than one certificate.

14.2 Delivery of a certificate for a share to one of several joint holders is sufficient delivery to all such holders

                                 LIEN ON SHARES

15.   LIEN ON SHARES

15.1 The company has a first and paramount lien on every share (not being a fully paid share) for all money (whether presently payable or not) called or payable at a fixed time in respect of that share.

15.2 The company also has a first and paramount lien on all shares (other than fully paid shares) registered in the name of a sole holder for all money presently payable by him or his estate to the company.

15.3 The directors may at any time exempt a share wholly or in part from the provisions of this Article.

15.4 The company's lien (if any) on a share extends to all dividends payable in respect of the share.

16.   EXERCISE OF LIEN

16.1 Subject to sub-article (2), the company may sell, in such manner as the directors think fit, any shares on which the company has a lien.

16.2  A share on which the company has a lien shall not be sold unless:

      (a)   a sum in respect of which the lien exists is presently payable; and

      (b) the company has, not less than 14 days before the date of the sale, given to the registered holder for the time being of the share or the person entitled to the share by reason of the death or bankruptcy of the registered holder a notice in writing setting out, and demanding payment of, such part of the amount in respect of which the lien exists as is presently payable.

17.   COMPLETION OF SALE

17.1 For the purpose of giving effect to a sale pursuant to Article 16, the directors may authorise a person to transfer the shares sold to the purchaser of the shares.

17.2 The company shall register the purchaser as the holder of the shares comprised in any such transfer and he is not bound to see to the application of the purchase money.

17.3 The title of the purchaser to the shares is not affected by any irregularity or invalidity in connection with the sale.

18.   APPLICATION OF PROCEEDS OF SALE

      The proceeds of a sale mentioned in Article 16 shall be applied by the company in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue (if any) shall (subject to any like lien for sums not presently payable that existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

                                 CALLS ON SHARES

19.   DIRECTORS' POWER TO MAKE CALLS

19.1 The directors may make calls upon the members in respect of any money unpaid on the shares of the members (whether on account of the nominal value of the shares or by way of premium) and not by the terms of issue of those shares made payable at fixed times.

19.2 Each member shall, upon receiving at least 14 days' notice specifying the time or place of payment, pay to the company at the time or times and place so specified the amount called on his shares.

19.3  The directors may revoke or postpone a call.

20.   WHEN MADE AND INSTALMENTS

20.1 A call shall be taken to have been made at the time when the resolution of the directors authorising the call was passed.

20.2  A call may be required to be paid by instalments.

21.   LIABILITY OF JOINT HOLDERS FOR CALLS

21.1 The joint holders of a share are jointly and severally liable to pay all calls in respect of the share.

22.   INTEREST ON UNPAID AMOUNTS

      If a sum called in respect of a share is not paid before or on the day appointed for payment of the sum, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment of the sum to the time of actual payment at such rate not exceeding 12% per annum as the directors determine, but the directors may waive payment of that interest wholly or in part.

23.   FIXED SUMS DEEMED TO BE CALLED

      Any sum that, by the terms of a share, becomes payable on allotment or at a fixed date, which on account of the nominal amount of the share or by way of premium, shall for the purposes of these Articles be taken to be a call duly made and payable on the date on which by the terms of issue the sum becomes payable, and, in case of non-payment, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise apply as if the sum had become payable by virtue of a call duly made and notified, otherwise apply as if the sum had become payable by virtue of a call duly made and notified.

24.   DIFFERENTIATION BETWEEN HOLDERS

      The directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the time of payment.

25.   PREPAYMENTS OF CALLS

25.1 The directors may accept from a member the whole or a part of the amount unpaid on a share although no part of that amount has been called up.

25.2 The directors may authorise payment by the company of interest upon the whole or any part of an amount so accepted, until the amount becomes payable, at such rate, not exceeding the prescribed rate, as is agreed upon between the directors and the member paying the sum.

25.3  For the purposes of sub-article (2), the prescribed rate of interest is:

      (a)   if the company has, by resolution, fixed a rate - the rate so fixed;
            and

      (b)   in any other case - 8% per annum.

                               TRANSFER OF SHARES

26.   TRANSFERABILITY OF SHARES

26.1 Subject to these Articles and the Law, a member may transfer all or any of his shares by instrument in writing in any usual or common form or in any other form that the directors approve.

26.2 An instrument of transfer of shares shall be executed by or on behalf of both the transferor and the transferee and shall show the jurisdiction of incorporation of the company.

26.3 A transferor of shares remains the holder of the shares transferred until the transfer is registered and the name of the transferee is entered in the register of members in respect of the shares.

27.   REGISTRATION OF TRANSFERS

      The instrument of transfer must be left for registration at the registered office of the company together with the certificate of the shares to which it relates and such other information as the directors properly require to show the right of the transferor to make the transfer.

28.   RESTRICTION ON TRANSFERABILITY

      The directors in their absolute and uncontrolled discretion may refuse to register any transfer of shares and may decline to give their reasons and grounds for doing so. If the directors resolve to refuse registration of a transfer, they shall notify the transferor not later than three months after their decision is made.

29.   SUSPENSION OF REGISTRATION

      The registration of transfers may be suspended at such times and for such periods as the directors from time to time decide not exceeding in aggregate 30 day sin any year.

                             TRANSMISSION OF SHARES

30.   ENTITLEMENT TO SHARES ON DEATH

      In the case of the death of a member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the company as having any title to his interest in the shares, but this Article does not release the estate of a deceased joint holder from any liability in respect of a share that had been jointly held by him with other persons.

31.   REGISTRATION OF PERSONS ENTITLED

31.1 Subject to the Bankruptcy Act 1966, a person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such information being produced as is properly required by the directors, elect either to be registered himself as holder of the share or to have some other person nominated by him registered as the transferee of the share.

31.2 If the person becoming entitled elects to be registered himself, he shall deliver or send to the company a notice in writing signed by him stating that he so elects.

31.3 If he elects to have another person registered, he shall execute a transfer of the share to that other person.

31.4 All the limitations, restrictions and provisions of these Articles relating to the right to transfer, and the registration of transfer of, shares are applicable to any such notice or transfer as if the death or bankruptcy of the member had not occurred and the notice or transfer were a transfer signed by that member.

32.   DIVIDENDS AND OTHER RIGHTS

32.1 Where the registered holder of a share dies or becomes bankrupt, his personal representative or the trustee of his estate, as the case may be, is, upon the production of such information as is properly required by the directors, entitled to the same dividends and other advantages, and to the same rights (whether in relation to meetings of the company, or to voting or otherwise), as the registered holder would have been entitled to if he had not died or become bankrupt.

32.2 Where 2 or more persons are jointly entitled to any share in consequence of the death of the registered holder, they shall, for the purpose of these Articles, be taken to be joint holders of the share.

                              FORFEITURE OF SHARES

33.   LIABILITY TO FORFEITURE

33.1 If a member fails to pay a call or instalment of a call on the day appointed for payment of the call or instalment, the directors may, at any time afterwards, during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest that has accrued.

33.2 The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made and shall state that, in the event of a non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

34.   POWER TO FORFEIT

34.1 If the requirements of a notice served under Article 33 are not complied with, any share in respect of which the notice has been given may at any time afterwards, before the payment required by the notice has been made, be forfeited by a resolution of the directors to that effect.

34.2 Such a forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

35.   POWERS OF DIRECTORS

      A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the directors think fit, and, at any time before a sale or disposition, the forfeiture may be cancelled on such terms as the directors think fit.

36.   CONSEQUENCES OF FORFEITURE

      A person whose shares have been forfeited ceases to be a member in respect of the forfeited shares, but remains liable to pay to the company all money that, at the date of forfeiture, was payable by him to the company in respect of the shares (including interest at the rate of 8% per annum from the date of forfeiture on the money for the time being unpaid if the directors think fit to enforce payment of the interest), but his liability ceases if and when the company receives payment in full of all the money (including interest) so payable in respect of the shares.

37.   PRIMA FACIE EVIDENCE OF FORFEITURE

      A statement in writing declaring that the person making the statement is a director or a secretary of the company, and that a share in the company has been duly forfeited on a date stated in the statement, is prima facie evidence of the facts stated in the statement as against all persons claiming to be entitled to the share.

38.   TRANSFERS AFTER FORFEITURE AND SALE

38.1 The company may receive the consideration (if any) given for a forfeited share on any sale or disposition of the share and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of.

38.2 Upon the execution of the transfer, the transferee shall be registered as the holder of the share and is not bound to see to the application of any money paid as consideration.

38.3 The title of the transferee to the share is not affected by any irregularity or invalidity in connection with the forfeiture, sale or disposal of the share.

39.   FIXED AMOUNTS TAKEN TO BE CALLS

      The provisions of these Articles as to forfeiture apply in the case of non-payment of any sum that, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if that sum had been payable by virtue of a call duly made and modified.

                                GENERAL MEETINGS

40.   POWER OF DIRECTORS TO CONVENE

      Any director may whenever he thinks fit convene a general meeting.

41.   NOTICES OF MEETING

      A notice of a general meeting shall specify the place, the day and the hour of meeting and shall state the general nature of the business to be transacted at that meeting.

42.   QUORUM

42.1 No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Except as otherwise provided in these Articles, 2 members present in person shall constitute a quorum.

42.2 For the purpose of determining whether a quorum is present, a person attending as a proxy, or as attorney for a member, or as a representative of a corporation that is a member, shall be taken to be a member.

43.   IF QUORUM NOT PRESENT

      If a quorum is not present within half an hour from the time appointed for the meeting:

      (a) where the meeting was convened upon the requisition of members - the meeting shall be dissolved; or

      (b)   in any other case:

            (i) the meeting stands adjourned to such day, and at such time and place, as the directors determine or, if no determination is made by the directors, to the same day in the next week at the same time and place; and

            (ii) if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting - the meeting shall be dissolved.

44.   CHAIRMAN OF MEETINGS

44.1 If the directors have elected one of their number as chairman of their meetings, he shall preside as chairman at every general meeting.

44.2  Where a general meeting is held and:

      (a)   a chairman has not been elected as provided by sub-article (1); or

      (b) the chairman is not present within 15 minutes after the time appointed for the holding of the meeting or is unwilling to act,

      the members present shall elect one of their number to be chairman of the meeting.

45.   ADJOURNMENTS

45.1 The chairman may with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

45.2 When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

45.3 Except as provided by sub-article (2), it is not necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

46.   VOTING AT GENERAL MEETINGS

46.1 At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demand:

      (a)   by the chairman;

      (b) by at least 5 members present in person or by proxy, representative or attorney;

      (c) by a member or members present in person or by proxy, representative or attorney and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

      (d) by a member or members present in person or by proxy, representative or attorney holding shares in the company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid upon on all the shares conferring that right.

46.2 Unless a poll is so demanded, a declaration by the chairman that a resolution has on a show of hands been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the company, is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

46.3  The demand for a poll may be withdrawn.

47.   PROCEDURE FOR POLLS

47.1 If a poll is properly demanded, it shall be taken in such manner and, subject to sub-article (2), either at once or after an interval or adjournment or otherwise as the chairman directs, and the result of the poll shall be the resolution of the meeting at which the poll was demanded.

47.2 A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith.

48.   CHAIRMAN'S CASTING VOTE

            In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, in addition to his deliberative vote (if any), has a casting vote.

49.   REPRESENTATION OF MEMBERS

      Subject to any rights or restrictions for the time being attached to any class of shares:

      (a) at meetings of members or classes of members each member entitled to vote may vote in person or by representative, proxy or attorney; and

      (b) on a show of hands every person present who is a member or a representative of a member or an attorney for a member has one vote, and on a poll every member present in person or by representative, proxy or attorney has one vote for each share held by the member.

50.   JOINT HOLDERS

      In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy or by representative or by attorney, shall be accepted to the exclusion of the votes of the other joint holders and seniority of joint holders shall be decided by the order in which the names stand in the register of members.

51.   MEMBERS OF UNSOUND MIND

      If a member is of unsound mind or is a person whose person or estate is liable to be dealt with in any way under the law relating to mental health, his committee or trustee or such other person as properly has the management of his estate may exercise any rights of the member in relation to a general meeting as if the committee, trustee or other person were the member.

52.   RESTRICTION ON VOTING RIGHTS - UNPAID SHARES

      A member is not entitled to vote at a general meeting unless all calls and other sums presently payable by him in respect of shares in the company have been paid.

53.   OBJECTIONS TO QUALIFICATION TO VOTE

53.1 An objection may be raised to the qualification of a voter only at the meeting or adjourned meeting at which the vote objected to is given or tendered.

53.2 Any such objection shall be referred to the chairman of the meeting, whose decision is final.

53.3 A vote not disallowed pursuant to such an objection is valid for all purposes.

54.   PROXIES

54.1 An instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorised.

54.2 An instrument appointing a proxy may specify the manner in which the proxy is to vote in respect of a particular resolution and, where an instrument of proxy so provides, the proxy is not entitled to vote on the resolution except as specified in the instrument but may vote as he thinks fit on any motion or resolution in respect of which no manner of voting is indicated.

54.3 An instrument appointing a proxy shall be taken to confer authority to demand or join in demanding a poll.

54.4 An instrument appointing a proxy shall be in the following form or in a form that is as similar to the following form as the circumstances allow or in such other form as the directors shall accept:

                    WEIGHT WATCHERS INTERNATIONAL PTY LIMITED
                                (ACN 070 836 449)

                                   PROXY FORM

I/We ___________________________________________________________________________

of _____________________________________________________________________________

appoint_________________________________________________________________________

or in his/her absence___________________________________________________________

of _____________________________________________________________________________

as my/our proxy to vote for me/us on my/our behalf at the [Annual] General
Meeting of the Company to be held on                 199  and at any adjournment
of that meeting.

I/We direct my/our proxy to vote in respect of each resolution to be considered as indicated with an "X" below, and to vote or abstain in respect of any procedural resolution as my/our proxy thinks fit.

                                   FOR            AGAINST

        Resolution No. 1           |_|              |_|

        Resolution No. 2           |_|              |_|

If no direction is given above, I/we authorise my/our proxy to vote or abstain as my/our proxy thinks fit in respect of each resolution (including any procedural resolution) to be considered by the meeting and any adjournment of the meeting.

Dated                 199  .


Signature ___________________________________

Corporations should execute under seal or by attorney.

54.5 Notwithstanding Article 50, where an instrument of proxy is signed by all of the joint holders of any shares, the votes of the proxy so appointed shall be accepted in respect of those shares to the exclusion of any votes tendered by a proxy for any one of those joint holders.

54.6 No instrument appointing a proxy shall be treated as invalid merely because it does not contain the address of the appointor or of a proxy or is not dated or does not contain in relation to any or all resolutions an indication of the manner in which the proxy is to vote and, in any case where the instrument does not contain the name of a proxy, the instrument shall not for that reason be invalid and shall be taken to be given in favour of the chairman of the meeting.

55.   LODGEMENT OF PROXIES

      An instrument appointing a proxy shall not be treated as valid unless the instrument, and the power of attorney or other authority (if any) under which the instrument is signed or a notarially certified copy of that power or authority, is or are deposited, not less than 24 hours (or such lesser period as the directors may permit) before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, and, in the case of a poll, not less than 24 hours (or such lesser period as the directors may permit) before the time appointed for the taking of the poll, at the registered office of the company or at such other place within Australia as is specified for that purpose in the notice convening the meeting.

56.   VALIDITY OF PROXIES

      A vote given in accordance with the terms of an instrument of proxy or of a power of attorney is valid notwithstanding the previous death or unsoundness of mind of the principal, the revocation of the instrument (or of the authority under which the instrument was executed) or of the power, or the transfer of the share in respect of which the instrument or power is given, if no intimation in writing of the death, unsoundness of mind, revocation or transfer has been received by the company at the registered office before the commencement of the meeting or adjourned meeting at which the instrument is used or the power is exercised.

                                    DIRECTORS

57.   NUMBER OF DIRECTORS

57.1 The number of the directors and the names of the first directors shall be decided in writing by the subscribers to the memorandum or a majority of them.

57.2 The company may, by resolution, increase or reduce the number of directors.

58.   APPOINTMENT OF DIRECTORS

      A person may, by resolution of the company or by resolution of the directors, be appointed to be a director either to fill a casual vacancy or in addition to the existing directors but so that the total number of directors does not at any time exceed the number decided in accordance with these Articles.

59.   REMUNERATION OF DIRECTORS

59.1 The directors shall be paid such remuneration as is from time to time decided by the company in general meeting.

59.2  That remuneration shall be taken to accrue from day to day.

59.3 The directors may also be paid all travelling and other expenses properly incurred by them in attending and returning from meetings of the directors or any committee of the directors or general meetings of the company or otherwise in connection with the business of the company.

60.   VACATION OF OFFICE

      In addition to the circumstances in which the office of a director becomes vacant by virtue of the Law, the office of a director becomes vacant if the director:

      (a) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mental health;

      (b)   resigns his office by notice in writing to the company;

      (c) is absent without the consent of the directors from meetings of the directors held during a period of 6 months;

      (d)   is removed from office by resolution of the company.

                         POWERS AND DUTIES OF DIRECTORS

61.   POWERS OF DIRECTORS

61.1 Subject to the Law and to any other provisions of these Articles, the business of the company shall be managed by the directors, who may pay all expenses incurred in promoting and forming the company, and may exercise all such powers of the company as are not, by the Law or by these Articles, required to be exercised by the company in general meeting.

61.2 Without limiting the generality of sub-article (1), the directors may exercise all the powers of the company to borrow money, to charge any property or business of the company or all or any of its uncalled capital and to issue debentures or give any other security for a debt, liability or obligation of the company or of any other person.

62.   POWER TO USE SEALS

      The directors may exercise all the powers of the company in relation to any official seal, any duplicate common seal and any branch register.

63.   APPOINTMENT OF ATTORNEYS

63.1 The directors may, by power of attorney, appoint any person or persons to be the attorney or attorneys of the company for such purposes, with such powers, authorities and discretions (being powers, authorities and discretions vested in or exercisable by the directors), for such period and subject to such conditions as they think fit.

63.2 Any such power of attorney may contain such provisions for the protection and convenience of persons dealing with the attorney as the directors think fit and may also authorise the attorney to delegate all or any of the powers, authorities and discretions vested in him.

64.   NEGOTIABLE INSTRUMENTS

      All cheques, promissory notes, bankers drafts, bills of exchange, and other negotiable instruments shall be signed, drawn, accepted, endorsed, or otherwise executed, as the case may be, by such persons and in such manner as the directors may decide, and unless so decided, by any 2 directors.

                            PROCEEDINGS OF DIRECTORS

65.   CONVENING MEETINGS

65.1 The directors may meet together for the despatch of business and adjourn and otherwise regulate their meetings as they think fit.

65.2 A director may at any time, and a secretary shall on the requisition of a director, convene a meeting of the directors.

66.   MEETINGS OF DIRECTORS

      Where, through a link established by means of any system of telephone, audio or audio-visual communication approved by the directors and made known to each director for the purpose of any meeting of the directors, one or more of the directors absent from the place appointed for the meeting can hear and be heard by not only one another (if more than one) but also the director or directors in attendance at that place for the purpose of being present at the meeting, such of those absent directors and the director or directors so in attendance as are able to hear and be heard by one another shall, for the purpose of every provision of these Articles concerning meetings of the directors, be taken to be assembled together at a meeting held at that place and all proceedings of those directors conducted with the aid of the link shall be as valid and effectual as if conducted at a meeting at which all of them were present.

67.   QUORUM AT MEETINGS

67.1 At a meeting of directors, the number of directors whose presence is necessary to constitute a quorum is such number as is determined by the directors and, unless so determined, is 2.

67.2 The fact that a director is in any way, directly or indirectly, interested in any manner arising for decision at a meeting of directors does not prevent that director being counted in a quorum.

68.   CHAIRMAN OF MEETINGS

68.1 The directors shall elect one of their number as chairman of their meetings and may decide the period for which he is to hold office.

68.2  Where such a meeting is held and:

      (a)   a chairman has not been elected as provided by sub-article (1); or

      (b) the chairman is not present within 10 minutes after the time appointed for the holding of the meeting or is unwilling to act,

      the directors present shall elect one of their number to be chairman of the meeting.

69.   PROCEEDINGS AT MEETINGS

      Subject to these Articles, questions arising at a meeting of directors shall be decided by a majority of votes of directors present and voting and any such decision shall for all purposes be taken to be a decision of the directors.

70.   CHAIRMAN'S CASTING VOTE

      In case of an equality of votes, the chairman of the meeting, in addition to his deliberative vote, has a casting vote.

71.   DISCLOSURE OF INTERESTS

71.1 A director is not disqualified by his office from contracting with the company in any capacity whatsoever.

71.2 A contract or arrangement made by the company with a director or in which a director is in any way, directly or indirectly, interested shall not be avoided merely because the director is a party to or interested in it.

71.3 Provided that a director has duly declared in accordance with the Law the nature of his interest in any contract or arrangement of the kind mentioned in sub-article (2), the director is not, merely because of his office as director of the fiduciary relationship it entails, liable to account to the company for any profit derived by him from the contract or arrangement.

71.4 A director may as a director vote in respect of any contract or arrangement of the kind mentioned in sub-article (2).

71.5 A director may hold any office of employment or profit in the company (other than auditor) in addition to holding office as a director.

72.   ALTERNATE DIRECTORS

72.1 A director may, with the approval of a majority of the other directors, appoint a person (whether a member of the company or not) to be an alternate director in his place during such period as he thinks fit.

72.2 An alternate director is entitled to notice of meetings of the directors and, if the appointor is not present at such a meeting, is entitled to attend and vote in his stead.

72.3 An alternate director may exercise any powers that the appointor may exercise and the exercise of any such power by the alternate director shall be taken to be the exercise of the power by the appointor.

72.4 The appointment of an alternate director may be terminated at any time by the appointor notwithstanding that the period of the appointment of the alternate director has not expired and terminates in any event if the appointor vacates office as a director.

72.5 An appointment, or the termination of an appointment, of an alternate director shall be effected by service on the company of a notice in writing signed by the director who makes or made the appointment.

73.   VACANCIES

      In the event of a vacancy or vacancies in the office of a director or offices of directors, the remaining directors may act but, if the number of remaining directors is not sufficient to constitute a quorum at a meeting of directors, they may act only for the purpose of increasing the number of directors to a number sufficient to constitute such a quorum or of convening a general meeting of the company.

74.   DELEGATIONS TO COMMITTEES

74.1 The directors may delegate any of their powers to a committee or committees consisting of such of their number as they think fit and may authorise the delegate to sub-delegate all or any of the powers so delegated.

74.2 A committee to which any powers have been so delegated shall exercise the powers delegated in accordance with any directions of the directors and a power so exercised shall be taken to have been exercised by the directors.

74.3 The members of such a committee may elect one of their number as chairman of their meetings.

74.4  Where such a meeting is held and:

      (a)   a chairman has not been elected as provided by sub-article (3); or

      (b) the chairman is not present within 10 minutes after the time appointed for the holding of the meeting or is unwilling to act,

      the members present may elect one of their number to be chairman of the meeting.

74.5  A committee may meet and adjourn as it thinks fit.

74.6 Questions arising at a meeting of a committee shall be determined by a majority of votes of the members present and voting.

74.7 In the case of an equality of votes, the chairman, in addition to his deliberative vote, has a casting vote.

75.   CIRCULAR RESOLUTIONS

75.1 If a document containing a statement that the signatories to it are in favour of a resolution in the terms set out or otherwise identified in the document has been signed by all the directors (excluding each director, if any, who would not be entitled to vote on that resolution at a meeting of the directors), a resolution in those terms shall be taken to have been passed at a meeting of the directors held on the day on which and at the time at which the document was last signed by a director.

75.2  For the purposes of sub-article (1)

      (a) 2 or more separate documents containing statements in identical terms each of which is signed by one or more directors shall together be taken to constitute one document containing a statement in those terms signed by those directors on the respective days on which they signed the separate documents;

      (b) a reference to all the directors does not include a reference to an alternate director whose appointor has signed the document, but an alternate director may sign the document in the place of his appointor; and

      (c) a telex, telegram or facsimile message which is received by the company and is expressed to have been sent by a director or alternate director shall be taken to be a document signed by that director or alternate director at the time of receipt of the telex, telegram or facsimile message by the company.

76.   DEFECTS IN APPOINTMENTS

      Notwithstanding that it is afterwards discovered that there was some defect in the appointment of a person to be a director, or a member of a committee, or to act as a director, or that a person so appointed was disqualified, all acts done by any meeting of the directors or of a committee of directors or by any person acting as a director are as valid as if the person had been duly appointed and was qualified to be a director or to be a member of the committee.

                                MANAGING DIRECTOR

77.   POWER TO APPOINT MANAGING DIRECTOR

77.1 The directors may from time to time appoint one or more of their number to the office of managing director for such period and on such terms as they think fit, and, subject to the terms of any agreement entered into a particular case, may revoke any such appointment.

77.2 A managing director's appointment shall automatically terminate if he ceases from any reason to be a director.

78.   REMUNERATION

      A managing director shall, subject to the terms of any agreement entered into in a particular case, receive such remuneration (whether by way of salary, commission or participation in profits, or partly in one way and partly in another) as the directors decide.

79.   DELEGATION OF POWERS TO MANAGING DIRECTOR

79.1 The directors may, upon such terms and conditions and with such restrictions as they think fit, confer upon a managing director any of the powers exercisable by them.

79.2 Subject to sub-article (3), any powers so conferred may be concurrent with the powers of the directors.

79.3 The directors may at any time withdraw or vary any of the powers so conferred on a managing director.

                          SECRETARY AND OTHER OFFICERS

80.   SECRETARY

      A secretary of the company holds office on such terms and conditions, as to remuneration and otherwise, as the directors decide. The directors may at any time terminate the appointment of a secretary.

81.   OTHER OFFICERS

      The directors may from time to time create any other position or positions in the company (including but not limited to the offices of President and Vice President) with such powers and responsibilities as the directors may from time to time confer and the directors may appoint any person, whether or not a director, to any such position or positions. The directors may at any time terminate the appointment of a person holding such a position and may abolish the position.

                                      SEALS

82.   SAFE CUSTODY

      The directors shall provide for the safe custody of the seals.

83.   OTHER SEALS

83.1 The company may have for use in place of its common seal outside the jurisdiction in which its common seal is kept one or more official seals, each of which shall be a facsimile of the common seal with the addition on its face of the name of every place where it is to be used.

83.2 The company may have a duplicate common seal, which shall be a facsimile of the common seal with the addition on its face of the words "share seal" or "certificate seal".

84.   USE OF SEALS

84.1 The common seal shall be used only by the authority of the directors, or of a committee of the directors authorised by the directors to authorise the use of the common seal, and every document to which the common seal is affixed shall be signed by a director and be countersigned by another director, a secretary or another person appointed by the directors to countersign that document or a class of documents in which that document is included.

84.2 Any seal that the company has in conformity with Article 83 shall be used only in the manner prescribed in sub-article (1) in relation to the common seal or in accordance with such regulations as the directors may from time to time by resolution prescribe in relation to the seal in question.

84.3 Regulations prescribed by the directors in relation to a particular seal that the company has in conformity with Article 83 may:

      (a) specify the person or persons who may affix and attest the affixing of that seal; and

      (b) provide that any impression of that seal or any signature attesting the affixing of it may be a facsimile impression or signature which is printed by some mechanical or electronic means.

84.4 A certificate signed by any director or the secretary which sets out the terms of any regulations so prescribed by the directors shall be, as against the company, conclusive evidence of those regulations.

84.5 Any seal that the company has in conformity with Article 83 shall be taken to be duly affixed if it is affixed and attested in the manner prescribed by sub-article (1) in relation to the common seal or in accordance with regulations prescribed by the directors in relation to that seal.

                              INSPECTION OF RECORDS

85.   INSPECTION OF RECORDS

      The directors shall decide whether and to what extent, and at what time and places and under what conditions, the accounting records and other documents of the company or any of them will be open to the inspection of members (other than those who are also directors).

86.   RIGHTS OF MEMBERS

      A member other than a director does not have the right to inspect any document of the company except as provided by law or authorised by the directors or by the company in general meeting.

                             DIVIDENDS AND RESERVES

87.   POWER TO DECLARE DIVIDENDS

87.1 The company in general meeting may from time to time declare dividends to be paid to members, but no dividend shall exceed that recommended by the directors.

87.2 The directors may authorise payment by the company to the members of such interim dividends as appear to the directors to be justified by the profits of the company.

88.   DIFFERENTIAL DIVIDENDS

88.1 Subject to the rights of persons (if any) entitled to shares with special rights as to dividend, every dividend shall:

      (a) if the resolution for the payment of the dividend so directs, be paid in respect of some shares to the exclusion of others but otherwise be paid in respect of all shares;

      (b) if the resolution for the payment of the dividend so directs, be paid at different rates or in different amounts upon the shares in respect of which it is to be paid but otherwise be paid according to the amounts paid or credited as paid on the shares in respect of which it is to be paid; and

      (c) except where the resolution for the payment of the dividend otherwise directs or in the case of any share issued on terms providing that it will rank for dividend as from a particular date, be apportioned and paid proportionately to the amounts paid or credited as paid on the shares in respect of which the dividend is to be paid during any part or parts of the period in respect of which the dividend is paid.

88.2 An amount paid or credited as paid on a share in advance of a call shall not be taken for the purposes of sub-article (1) to be paid or credited as paid on the share.

88.3  In sub-article (1), dividend includes interim dividend.

89.   RESERVES

89.1 The directors may, before recommending any dividend, set aside out of the profits of the company such sums as they think proper as reserves which shall, at the discretion of the directors, be applicable for any purpose to which the profits of the company may be properly applied.

89.2 Pending any such application the reserves may, at the discretion of the directors, either be employed in the business of the company or be invested in such investments (other than shares in the company) as the directors may from time to time think fit.

89.3 The directors may without placing them to reserve carry forward any profits which they may think prudent not to divide.

90.   DEDUCTION OF UNPAID AMOUNTS

      The directors may deduct from any dividend payable to a member all sums of money (if any) presently payable by the member to the company on account of calls or otherwise in relation to shares in the company.

91.   DISTRIBUTIONS IN SPECIE

91.1 Any general meeting declaring a dividend may, by resolution, direct payment of the dividend wholly or partly by the distribution of specific assets, including paid up shares in, or debentures of, any other corporation, and the directors shall give effect to such a resolution.

91.2 Where a difficulty arises in regard to such a distribution, the directors may settle the matter as they consider expedient and fix the value for distribution of the specific assets or any part of those assets and may determine that cash payments will be made to any members on the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as the directors consider expedient.

92.   PAYMENT OF DISTRIBUTIONS

92.1 Any dividend, interest or other money payable in cash in respect of shares may be paid by cheque sent through the post directed to:

      (a) the address of the holder as shown in the register of members, or in the case of joint holders, to the address shown in the register of members as the address of the joint holder first named in that register; or

      (b) to such other address as the holder or joint holders in writing directs or direct.

92.2 Any one of 2 or more joint holders may give effectual receipts for any dividends, interest or other money payable in respect of the shares held by them as joint holders.

                            CAPITALISATION OF PROFITS

93.   CAPITALISATION OF PROFITS

93.1 Subject to sub-article (2), the company in general meeting may resolve that it is desirable to capitalise any sum, being the whole or a part of the amount for the time being standing to the credit of any reserve account or the profit and loss account or otherwise available for distribution to members, and that that sum be applied, in any of the ways mentioned in sub-article (3), for the benefit of members in the proportions to which those members would have been entitled in a distribution of that sum by way of dividend.

93.2 The company shall not pass a resolution as mentioned in sub-article (1) unless the resolution has been recommended by the directors.

93.3 The ways in which a sum may be applied for the benefit of members under sub-article (1) are:

      (a)   in paying up any amounts unpaid on shares held by members;

      (b) in paying up in full unissued shares or debentures to be issued to members as fully paid; or

      (c) partly as mentioned in paragraph (a) and partly as mentioned in paragraph (b).

94.   POWERS OF DIRECTORS

      The directors shall do all things necessary to give effect to the resolution and, in particular, to the extent necessary to adjust the rights of the members among themselves, may:

      (a) issue fractional certificates or make cash payment in cases where shares or debentures become issuable in fractions; and

      (b) authorise any person to make, on behalf of all the members entitled to any further shares or debentures upon the capitalisation, an agreement with the company providing for the issue to them, credited as fully paid up, of any such further shares or debentures or for the payment up by the company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under an authority referred to in paragraph (b) is effective and binding on all the members concerned.

                                     NOTICES

95.   NOTICES GENERALLY

95.1 A notice may be given by the company to any member either by serving it on him personally or by sending it by post to him at his address as shown in the register of members or the address supplied by him to the company for the giving of notices to him.

95.2 Where a notice is sent by post, service of the notice shall be taken to be effected by properly addressing, prepaying, and posting a letter containing the notice, and to have been effected, in the case of a notice of a meeting, on the day after the date of its posting and, in any other case, at the time at which the letter would be delivered in the ordinary course of post.

95.3 A notice may be given by the company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

95.4 A notice may be given by the company to a person entitled to a share in consequence of the death or bankruptcy of a member by serving it on him personally or by sending it to him by post addressed to him by name, or by the title of representative of the deceased or assignee of the bankrupt, or by any like description, at the address (if any) within Australia supplied by the purpose by the person or, if such an address has not been supplied, at the address to which the notice might have been sent if the death or bankruptcy had not occurred.

96.   NOTICES OF GENERAL MEETING

96.1  Notice of every general meeting shall be given in the manner authorised by
      Article 95 to:

      (a)   every member;

      (b) every person entitled to a share in consequence of the death or bankruptcy of a member who, but for his death or bankruptcy, would be entitled to receive notice of the meeting; and

      (c)   the auditor for the time being of the company.

96.2  No other person is entitled to receive notices of general meetings.

                                   WINDING UP

97.   WINDING UP

97.1 If the company is wound up, the liquidator may, with the sanction of a special resolution, divide among the members in kind the whole or any part of the property of the company and may for that purpose set such value as he considers fair upon any property to be so divided and may determine how the division is to be carried out as between the members or different classes of members.

97.2 The liquidator may, with the sanction of a special resolution, vest the whole or any part of any such property in trustees upon such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no member is compelled to accept any shares or other securities in respect of which there is any liability.

97.3 If the company is wound up, the rights and interests of the members in the capital and in any surplus assets shall be in proportion to the amounts paid or credited as paid on the shares held by them respectively at the commencement of the winding up.

                                    INDEMNITY

98.   INDEMNITY

98.1 To the extent permitted by law and without limiting the powers of the company, the company must indemnify each person who is, or has been, a director, principal executive officer or secretary of the company against any liability which results directly or indirectly from facts or circumstances relating to the person serving or having served in that capacity:

      (a) to any person (other than the company or a related body corporate), which does not arise out of conduct involving a lack of good faith or conduct known to the person to be wrongful; and

      (b) for costs and expenses incurred by the person in defending proceedings, whether civil or criminal, in which judgment is given in favour of the person or in which the person is acquitted, or in connection with any application in relation to such proceedings in which the court grants relief to the person under the Law.

98.2 The Company need not indemnify a person as provided for in paragraph (1) in respect of a liability to the extent that the person is entitled to an indemnity in respect of that liability under a contract of insurance.

98.3 To the extent permitted by law and without limiting the powers of the company, the board of directors may authorise the company to, and the company may enter into any:

      (a)   documentary indemnity in favour of; or

      (b)   insurance policy for the benefit of,

      a person who is, or has been, a director, principal executive officer, secretary, auditor, employee or other officer of the company or of a subsidiary of the company, which indemnity or insurance policy may be in such terms as the board of directors approves and, in particular, may apply to acts or omissions prior to or after the time of entering into the indemnity or policy;

98.4 The benefit of each indemnity given in paragraph (1) continues, even after its terms or the terms of this paragraph (4) are modified or deleted, in respect of a liability arising out of acts or omissions occurring prior to the modification or deletion.

                                      ****

We, the several persons whose signatures are subscribed below, being the subscribers to the Memorandum of Association, agree to the Articles of Association set out above.

--------------------------------------------------------------------------------
Signatures of subscribers                                Witness
--------------------------------------------------------------------------------
                              )
                              )
                              )
/s/ Ruth McColl               )              /s/ K.A. Morrissey
---------------               )              ------------------
Ruth McCOLL                   )              Kylie-Anne MORRISSEY
                              )              Level 17, The Chifley Tower
                              )              2 Chifley Square, SYDNEY NSW 2000
                              )
                              )
/s/ Ian Brian Hopkins         )
---------------------         )
Ian Brian HOPKINS             )


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated this 19th day of September, 1995.